Exhibit 32.1
Sun-Times Media Group, Inc.
Certification Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
     In connection with the quarterly report of Sun-Times Media Group, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cyrus F. Freidheim, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CYRUS F. FREIDHEIM, JR.

Name:	Cyrus F. Freidheim, Jr.
Title:	President and Chief Executive Officer
Date: November 7, 2008
A signed original of this written statement required by Section 906 has been provided to Sun-Times Media Group, Inc. and will be retained by Sun-Times Media Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.